                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

--------------------------------------------------------------------------------
                                                    Chapter 11
                                                    Case No.:  02 B 02474
                                                    Hon. Susan Pierson Sonderby
In re
Kmart Corporation, et al.
Debtors.
--------------------------------------------------------------------------------

                    AMENDED MONTHLY OPERATING REPORT FOR THE
                  PERIOD JANUARY 22, 2002 TO FEBRUARY 27, 2002

DEBTORS' ADDRESS:          Kmart Corporation, et al.
                           3100 West Big Beaver Road
                           Troy, MI  48084


DEBTORS' ATTORNEYS:        John Wm. Butler, Jr.
                           J. Eric Ivester
                           SKADDEN, ARPS, SLATE,
                           MEAGHER & FLOM (ILLINOIS)
                           333 West Wacker Drive
                           Chicago, Illinois 60606-1285


REPORT PREPARER:           Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: May 23, 2002

                                            KMART CORPORATION, ET AL.



                                            /s/ A. A. Koch
                                            ------------------------------------
                                            A. A. Koch, Chief Financial Officer

KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
JANUARY 22, 2002 TO FEBRUARY 27, 2002

I.       Kmart Corporation Unaudited Consolidated Financial Statements
         A. Consolidated Statements of Operations for the nine-day period ended January 30, 2002 and for the four-week period ended February 27, 2002
         B.       Consolidated Balance Sheets as of January 22, 2002,
                   January 30, 2002 and February 27, 2002
         C. Cash Receipts and Disbursements for the nine-day period ended January 30, 2002 and for the four-week period ended
                   February 27, 2002
         D. Consolidated Statement of Cash Flows for the four-week period ended February 27, 2002
         E. Schedule of Professional Fees for the four-week period ended February 27, 2002
         F.       Notes to Unaudited Consolidated Financial Statements


II.      Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)


                                                                               NINE-DAY           FOUR-WEEK
                                                                             PERIOD ENDED        PERIOD ENDED
                                                                              JANUARY 30,        FEBRUARY 27,
                                                                                 2002                2002
                                                                            -------------       -------------
SALES                                                                       $        631        $      2,200

Cost of sales, buying & occupancy                                                    525               1,887
                                                                            -------------       -------------

GROSS MARGIN                                                                         106                 313

Selling, general and administrative expenses                                         178                 557
                                                                            -------------       -------------

LOSS BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION (INCOME)/EXPENSE                                                   (72)               (244)

Chapter 11 reorganization (income)/expense                                          (184)                 16
                                                                            -------------       -------------

CONTINUING INCOME/(LOSS) BEFORE INTEREST AND INCOME TAXES                            112                (260)

Net interest expense                                                                   3                   9
Income taxes                                                                         840                   -
                                                                            -------------       -------------

NET LOSS FROM CONTINUING OPERATIONS                                                 (731)               (269)

Discontinued operations, net of income taxes                                         169                   -
                                                                            -------------       -------------

NET LOSS                                                                    $       (562)       $       (269)
                                                                            =============       =============

KMART CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                  JANUARY 22,     JANUARY 30,     FEBRUARY 27,
                                                                     2002             2002            2002
                                                                --------------  --------------  ----------------
ASSETS

CURRENT ASSETS
 Cash and cash equivalents                                      $        700    $      1,245    $       1,685
 Merchandise inventories                                               6,214           5,822            5,883
 Other current assets                                                    817             817              712
                                                                --------------  --------------  ----------------
  TOTAL CURRENT ASSETS                                                 7,731           7,884            8,280

Property and equipment, net                                            6,182           6,161            6,140
Other assets & deferred charges                                        1,052             253              234
                                                                --------------  --------------  ----------------
TOTAL ASSETS                                                    $     14,965    $     14,298    $      14,654
                                                                ==============  ==============  ================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable                                               $        -      $        103    $       1,004
 Accrued payroll and other liabilities                                   424             378              428
 Taxes other than income taxes                                           144             143              142
                                                                --------------  --------------  ----------------
  TOTAL CURRENT LIABILITIES                                              568             624            1,574

Long-term debt                                                           -               330              -
Capital lease obligations                                                857             857              851
Other long-term liabilities                                               79              79               82
                                                                --------------  --------------  ----------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                            1,504           1,890            2,507

LIABILITIES SUBJECT TO COMPROMISE                                      8,551           8,060            8,068

Company obligated mandatorily redeemable convertible preferred securities of a subsidiary trust holding solely 7-3/4%
  convertible junior subordinated debentures of Kmart
  (redemption value of $898)                                             889             889              889
Common stock, $1 par value, 1,500,000,000 shares authorized;
  503,294,515 shares issued, respectively                                503             503              503
Capital in excess of par value                                         1,695           1,695            1,695
Retained earnings                                                      1,823           1,261              992
                                                                --------------  --------------  ----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $     14,965    $     14,298    $      14,654
                                                                ==============  ==============  ================

Memo:
LIABILITIES SUBJECT TO COMPROMISE
Accounts payable                                                $      3,184    $      3,058    $       3,111
Closed store reserves                                                    671             484              477
General liability and workers compensation                               487             312              309
Taxes payable                                                            153             149              149
Debt and notes payable                                                 3,346           3,346            3,346
Pension obligation                                                       195             195              193
Other liabilities                                                        515             516              483
                                                                --------------  --------------  ----------------
Total liabilities subject to compromise                         $      8,551    $      8,060    $       8,068
                                                                ==============  ==============  ================

KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
--------------------------------------------------------------------------------
($ millions)

                                                                    FOUR-WEEK
                                                                   PERIOD ENDED
                                                                   FEBRUARY 27,
                                                                       2002
                                                                  -------------
Cash Flows from Operating Activities
Net loss from continuing operations                               $       (269)

Adjustments to reconcile net loss from continuing operations to net cash provided by operating activities:
Restructuring, impairments and other charges                                 2
Reorganization items                                                        16
Depreciation and amortization                                               60
Equity income in unconsolidated subsidiaries                                (1)
Changes in:
   Inventory                                                               (62)
   Accounts payable                                                        954
   Other assets                                                            109
   Other liabilities                                                       (11)
Cash used for store closings and other charges                              (2)

                                                                  -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                  796
                                                                  -------------

NET CASH USED FOR REORGANIZATION ITEMS                                     -

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                                       (26)

                                                                  -------------
NET CASH USED FOR INVESTING ACTIVITIES                                     (26)
                                                                  -------------

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of debt                                                          (330)

                                                                  -------------
Net cash used for financing activities                                    (330)
                                                                  -------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                    440
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           1,245
                                                                  -------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                          $      1,685
                                                                  =============

KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                NINE-DAY           FOUR-WEEK
                                              PERIOD ENDED        PERIOD ENDED
                                              JANUARY 30,         FEBRUARY 27,
                                                  2002                2002
                                             ---------------     --------------
     CASH RECEIPTS:
         Store                               $          751      $        2,429
         Other                                           59                 180
                                             ---------------     --------------

         OPERATING CASH INFLOWS                         810               2,609
                                             ---------------     --------------

     CASH DISBURSEMENTS:
         Taxes                                          194                 223
         Accounts Payable                               158               1,141
         Payroll and Benefits                           126                 275
         Lease Departments                               73                 200
         Restructuring Expenses                          46                   -
                                             ---------------     --------------

         OPERATING CASH OUTFLOWS                        597               1,839
                                             ---------------     --------------

              TOTAL OPERATING CASH FLOWS                213                 770
                                             ---------------     --------------

     DIP LOAN BORROWINGS/(REPAYMENTS)                   330                (330)
                                             ---------------     --------------

                  NET CASH INFLOWS           $          543      $          440
                                             ===============     ==============

KMART CORPORATION
SCHEDULE OF PROFESSIONAL FEES
(Unaudited)
--------------------------------------------------------------------------------


                                                            FOR THE FOUR-WEEK PERIOD ENDED FEBRUARY 27, 2002
                                                --------------------------------------------------------------------
                                                   BILLED
NAME                                               AMOUNT        PAID         UNPAID      HOLDBACK          ACCRUED
                                                ----------     --------      --------    ----------        ---------
Abacus Advisory and Consulting Corporation           -             -            -            -                  -

Dresdner Kleinwort Wasserstein                       -             -            -            -                  -

Ernst & Young                                        -             -            -            -                  -

FTI Policano                                         -             -            -            -                  -

KPMG                                                 -             -            -            -                  -

PricewaterhouseCoopers                               -             -            -            -                  -

Rockwood Gemini Advisors                             -             -            -            -                  -

Skadden, Arps, Slate, Meagher & Flom (Illinois)      -             -            -            -                  -

Accrued                                              -             -            -            -              7,500,000

TOTAL                                                -             -            -            -             $7,500,000

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its
     U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474". Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company".

2. The Company has amended the Monthly Operating Report for the four-week period ended February 27, 2002, as originally filed on March 29, 2002. This report reflects the amended results of operations for the nine-day period ended January 30, 2002, and the amended results of operations, after the application of the Company's change in policy for accounting for vendor allowances effective for its 2001 fiscal year, for the four-week period ended February 27, 2002. The change in accounting policy is described in
     Note 2 of the Notes to Consolidated Financial Statements of the Company's Annual Report on Form 10-K for the fiscal year ended January 30, 2002 (the "2001 fiscal year"), as filed with the Securities and Exchange Commission
     (SEC). In addition, the balance sheets as of January 22, 2002, January 30, 2002 and February 27, 2002 have been included. Such balance sheets had previously been omitted pending the completion of the Company's audit of its financial statements and filing of its Annual Report on Form 10-K for the 2001 fiscal year with the SEC.

3. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston. On the Petition Date, the Court gave interim approval authorizing borrowings up to $1.15 billion of the DIP Credit Facility for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. As of February 27, 2002 the Company had utilized $110 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. On March 6, 2002, the Court approved the full amount of the $2 billion DIP Credit Facility, at which time the Company had utilized $137 million for letters of credit.

4.   Statement of Operations for the nine-day period ended January 30, 2002:

     a) Sales represent actual sales as reported in daily sales records. Comparable store sales for the four-weeks ended January 30, 2002 were (0.1)%, and for the four-weeks ended February 27, 2002 were (10.8)%. Comparable store sales were not calculated for the nine-day period ended January 30, 2002.

     b) Cost of sales, buying and occupancy and selling, general and administrative expenses were estimated based on a pro rata portion of actual expenses incurred during the month.

     c) Interest expense was calculated based on the pro rata portion of actual expenses incurred during the month on post-petition debt.
         In accordance with accounting rules for reporting under bankruptcy, the Company discontinued its accrual of interest on all non-secured pre-petition debt.

     d) Reorganization items include a $10 million reversal of previously established reserves for lease obligations associated with stores the Company had closed prior to filing for bankruptcy, and a $174 million reduction in the Company's estimated obligation for general liability claims.

     e) Income taxes reflect a non-cash charge of $840 million to provide a valuation allowance on net deferred tax assets in accordance with SFAS No. 109. Based on the Company's bankruptcy filing, realization of such assets in future years is uncertain. Accordingly, all tax benefits previously recorded through the bankruptcy date were written off. At January 30, 2002, the Company has unused net operating loss carryforwards of approximately $1.0 billion.

     f) Discontinued operations reflects income from the reversal of previously established reserves for lease obligations associated with locations the Company had closed prior to filing for bankruptcy.

5. Assets and liabilities as of January 22, 2002 have been estimated based on balances as of January 30, 2002 and activity during the nine-day period ended January 30, 2002.

6. Cash Receipts and Disbursements for the nine-day period ended January 30, 2002 and the four-week period ended February 27, 2002 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474

                       FOR MONTH ENDING February 27, 2002



                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)           No (  )

         2.       FICA withholdings                  Yes (x)           No (  )

         3.       Employee's withholdings            Yes (x)           No (  )

         4.       Employer's FICA                    Yes (x)           No (  )

         5.       Federal Unemployment Taxes         Yes (x)           No (  )

         6.       State Income Tax                   Yes (x)           No (  )

         7.       State Employee withholdings        Yes (x)           No (  )

         8.       All other state taxes              Yes (x)           No (  )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.